SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Pulaski Financial Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[PULASKI FINANCIAL LETTERHEAD]

December 28, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Pulaski Financial Corp. The meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 25, 2007 at 3:00 p.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company’s independent auditors, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, by telephone or by completing and mailing the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ William A. Donius
William A. Donius
Chairman of the Board and Chief Executive Officer

Pulaski Financial Corp.

12300 Olive Boulevard

St. Louis, Missouri 63141

(314) 878-2210

Notice of Annual Meeting of Stockholders

On Thursday, January 25, 2007, Pulaski Financial Corp. (the “Company”) will hold its annual meeting of stockholders at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance). The meeting will begin at 3:00 p.m., local time. At the meeting, stockholders will consider and act on the following:

1.	The election of three directors to serve for a term of three years;

2.	The ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending September 30, 2007; and

3.	Such other business that may properly come before the meeting.

NOTE: The Board of Directors is not aware of any other business to come before the meeting.

Stockholders of record as of the close of business on December 6, 2006 are entitled to receive notice of and to vote at the meeting and any adjournment or postponement of the meeting.

Please vote via the Internet, by telephone or by completing and signing the enclosed form of proxy and mailing it promptly in the enclosed envelope. Your proxy will not be used if you attend the meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine A. Munro
Christine A. Munro
Corporate Secretary

St. Louis, Missouri

December 28, 2006

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

PULASKI FINANCIAL CORP.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pulaski Financial Corp. (“Pulaski Financial” or the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Pulaski Bank. The annual meeting will be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 25, 2007 at 3:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 28, 2006.

Voting And Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your Pulaski Financial common stock if the records of the Company show that you held your shares as of the close of business on December 6, 2006. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

As of the close of business on December 6, 2006, 9,964,643 shares of Pulaski Financial common stock were outstanding. Each share of common stock has one vote. The Company’s Articles of Incorporation provide that record owners of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on December 6, 2006, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Pulaski Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote, constituting a quorum, is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by an affirmative vote of a majority of the shares present in person or by proxy at the annual meeting. Votes that are withheld will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes present in person or by proxy at the annual meeting. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of Pulaski Financial to request that you allow your shares of Pulaski Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Pulaski Financial common stock represented at the meeting by properly executed, dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director and “FOR” ratification of the appointment of KPMG LLP as the Company’s independent auditors.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Pulaski Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting, regardless of whether you submitted your original proxy by mail, the Internet or telephone. To revoke your proxy, you must either advise the Secretary of the Company in writing before your Pulaski Financial common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Pulaski Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

Instead of voting by mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet or telephone voting are set forth on the enclosed proxy card. The deadline for voting by telephone or via the Internet is 3:00 a.m., Eastern time, on January 25, 2007.

Participants in Pulaski Bank’s ESOP or 401(k) Plan

If you participate in the Pulaski Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Pulaski Financial common stock through the Pulaski Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”), you will receive a voting instruction card for each plan that will reflect all of the shares that you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Pulaski Financial common stock credited to your account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as the instructions the trustee receives from participants. The deadline for returning your voting instructions to each plan’s trustee is January 15, 2007.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

As a mechanism to encourage compliance with the Code of Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Business Conduct.

Meetings and Committees of the Board of Directors

The Company and Pulaski Bank conduct business through meetings of their Boards of Directors and their committees. During the year ended September 30, 2006, the Boards of Directors of the Company and Pulaski Bank each met ten times. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served. The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees.

The following table identifies our standing committees and their members as of December 6, 2006. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

Director	Audit Committee	Nominating and Governance Committee	Compensation Committee
Stanley J. Bradshaw			x
William M. Corrigan, Jr.		x
William A. Donius
Leon A. Felman	x	*
Michael R. Hogan	*
Timothy K. Reeves	x	x	*
Christopher K. Reichert
Steven C. Roberts	x
Lee S. Wielansky			x

Number of Meetings in 2006	13	7	7

*	Chairperson

The Audit Committee is responsible for providing oversight over Pulaski Financial’s financial statements and financial reporting process, systems of internal accounting and financial controls, internal audit function, annual independent audit and the compliance and ethics programs established by management and the Board. The Audit Committee selects the outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Board of Directors has determined that Mr. Hogan is an “audit committee financial expert.” The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.”

The Compensation Committee is responsible for human resources policies, salaries and benefits, incentive compensation, executive development and management succession planning. The report of the Compensation Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Compensation Committee Report on Executive Compensation.”

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, recommending a group of nominees for election as directors at each annual meeting of stockholders and ensuring that the Board and its committees have the benefit of qualified and experienced independent directors. The Committee is also charged with developing a set of corporate governance polices and procedures. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Corporate Governance Committee Procedures.”

Each of the committees listed above operates under a written charter that governs its composition, responsibilities and operations. Each of the charters for the committees listed above is available in the Corporate Governance portion of the Shareholder Information section of the Company’s website (www.pulaskibankstl.com). A copy of the Audit Committee charter is included as Appendix A to this proxy statement.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2006 annual meeting of stockholders.

Directors’ Compensation

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2007.

Monthly Retainer for Board Members	$1,250
Fee for each Board Meeting Attended	$325
Fee for Annual Meeting Attended	$225
Fee for each Audit Committee Meeting	$425
Fee for each other Committee Meeting Attended	$225
Quarterly Retainer for Audit Committee Chairperson	$1,250
Quarterly Retainer for each other Committee Chairperson	$250

Each of the directors of Pulaski Financial also serves as a director of Pulaski Service Corporation, the wholly-owned subsidiary of Pulaski Bank. In this capacity, they receive $200 for each Pulaski Service Corporation meeting attended. No separate fees are paid for service on Pulaski Bank’s Board of Directors. Employee directors do not receive any retainers or fees for their services on the Boards of Directors.

Non-Employee Director Compensation. The following table sets forth the total cash and equity compensation paid to our non-employee directors for their service on our Board of Directors during 2006.

Director	Cash ($)	Stock Option Grants (#)(1)
Stanley J. Bradshaw	20,775	1,500
William M. Corrigan, Jr.	21,450	1,500
Leon A. Felman	37,300	1,500
Michael R. Hogan	14,350	11,500
Timothy K. Reeves	34,600	1,500
Steven C. Roberts	11,100	11,500
Lee S. Wielansky	30,900	1,500

(1)	Each non-employee director was granted 1,500 options having an exercise price of $18.48, which equals 110% of the fair market value of our common stock on the date of grant, and are fully vested. Additionally, Messrs. Hogan and Roberts were each granted 10,000 options having an exercise price of $16.70, which equals the fair market value of our common stock on the date of grant, and vest in equal installments over five years beginning on the first anniversary of the date of grant.

Stock Ownership

The following table provides information as of December 6, 2006 with respect to persons known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Leon A. Felman 25 West Brentmoor Park Clayton, Missouri 63105	720,121	(1)	7.23%

Pulaski Bank Employee Stock Ownership Plan 12300 Olive Boulevard St. Louis, Missouri 63141	608,788	(2)	6.11%

William A. Donius Chairman and Chief Executive Officer Pulaski Financial Corp. 12300 Olive Boulevard St. Louis, Missouri 63141	518,097	(1)	5.13%

(1)	See table on following page for additional information regarding Messrs. Donius’ and Felman’s beneficial ownership of Company common stock.
(2)	All shares have been allocated to participants’ accounts. Under the terms of the ESOP, the ESOP trustee will vote allocated shares for which no voting instructions are received in the same proportion as shares for which the ESOP trustee has received voting instructions from participants, subject to the exercise of its fiduciary duties.

The following table provides information about the shares of Pulaski Financial common stock that may be considered to be owned by each director or nominee for director of the Company, by those officers of the Company named in the Summary Compensation Table on page 11 and by all directors, nominees for director and executive officers of the Company as a group as of December 6, 2006. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (excluding options) (1)		Number of Shares That May be Acquired Within 60 Days by Exercising Options	Percent of Common Stock Outstanding (2)
Stanley J. Bradshaw	16,362		1,500	*
William M. Corrigan, Jr.	19,596		4,500	*
William A. Donius	384,748	(3)	133,349	5.13%
Leon A. Felman	718,621	(4)	1,500	7.23%
Ramsey K. Hamadi	90,986		22,215	1.13%
Michael R. Hogan	10,000		1,500	*
Timothy K. Reeves	10,360	(5)	29,432	*
W. Thomas Reeves	—		—	—
Christopher K. Reichert	136,595		48,456	1.85%
Steven C. Roberts	11,500		1,500	*
Lee S. Wielansky	44,000		4,500	*
All Directors, Nominees and Executive Officers as a group (11 persons)	1,442,768		248,452	16.56%

*	Less than 1% of the shares outstanding
(1)	Includes shares allocated to the account of the individuals under the Pulaski Bank Employee Stock Ownership Plan, with respect to each the individual has voting but not investment power as follows: Mr. Donius—32,304 shares; Mr. Hamadi—5,673 shares; and Mr. Reichert—14,280 shares.
(2)	Based on 9,964,643 shares of Company common stock outstanding and entitled to vote as of December 6, 2006 plus, for each person, the number of shares that such person may acquire within 60 days by exercising stock options.
(3)	Includes 7,500 shares held jointly with Mr. Donius’ mother.
(4)	Includes 2,295 shares held by Mr. Felman’s spouse’s individual retirement account and 2,295 shares held by Mr. Felman’s daughter’s individual retirement account.
(5)	Includes 147 shares held in a custodian account for each of Mr. Reeves’ two daughters under which Mr. Reeves’ spouse has voting and investment power.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of nine members. All of the current directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for William A. Donius and Christopher K. Reichert, who are employees of Pulaski Financial and Pulaski Bank. The Board is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. Three directors will be elected at the annual meeting to serve for a three-year term or until their respective successors have been elected and qualified. The nominees for election are Stanley J. Bradshaw, William M. Corrigan, Jr. and Christopher K. Reichert.

It is intended that the proxies solicited by the Board of Directors will be voted to elect the nominees named above. If a nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of all of the nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee’s biography is as of September 30, 2006. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Pulaski Bank.

Nominees for Election of Directors

The following nominees are standing for election for terms ending in 2010:

Stanley J. Bradshaw is a founder and serves as the Chairman of the Board of Square 1 Financial, Inc. and Square 1 Bank, a nationwide venture capital bank. He also serves as the Chairman and Chief Executive Officer of The Roosevelt Group, LLC, an investment company specializing in bank stocks. Mr. Bradshaw is also a Principal with Bradshaw Capital Management, LLC, an asset management and advisory firm he founded in 1998. Age 49. Director since 2006.

William M. Corrigan, Jr. is a partner in the law firm of Armstrong Teasdale L.L.P. located in St. Louis, Missouri. Mr. Corrigan is a past president of The Missouri Bar and is listed in “Best Lawyers in America.” Age 47. Director since 2003.

Christopher K. Reichert joined Pulaski Bank in November 1999 as Senior Vice President of Lending and Sales before being named Executive Vice President in January 2001. Mr. Reichert’s banking and thrift career spans 20 years at St. Louis financial institutions, including Mercantile Bank and Roosevelt Bank. Mr. Reichert’s current responsibilities at Pulaski Bank include overseeing all mortgage, retail, and commercial banking areas. Age 42. Director since 2004.

Directors Continuing in Office

The following directors have terms ending in 2008:

William A. Donius has served as Chief Executive Officer of Pulaski Bank since December 1, 1997 and served as Chairman of the Board since December 1998. Mr. Donius is also Chief Executive Officer and Chairman of the Board of Directors of the Company. Age 48. Director since 1997.

Leon A. Felman serves as trustee and investing authority of The Leon A. Felman Family Trust, which invests in the securities of banks, thrifts and real estate investment trusts. Mr. Felman is also a director of Dynex Capital, Inc. (NYSE: DX). Additionally, Mr. Felman serves as a member of the Chancellor’s Council for the University of Missouri-St. Louis and on the Board of Directors of the Barnes-Jewish Hospital Foundation. Mr. Felman has been a private investor in financial institutions since 1980. Age 71. Director since 2004.

Steven C. Roberts is the President of the Roberts Companies, a multi-disciplined real estate development, telecommunications, and business advisory firm. Mr. Roberts is primarily responsible for overseeing over 70 companies in the field of television and radio broadcasting, hotels, management and ownership, wireless communications towers, and real estate development in both residential and commercial projects. Mr. Roberts has served in the past on six public company boards and is active in 12 community and civic organizations. Age 54. Director since 2006.

The following directors have terms ending in 2009:

Michael R. Hogan is Chief Administrative Officer and Chief Financial Officer of Sigma-Aldrich Corporation, a chemical producer headquartered in St. Louis, Missouri. Before joining Sigma-Aldrich in May 1999, Mr. Hogan was Corporate Vice President and Controller of Monsanto Company. Age 53. Director since 2006.

Timothy K. Reeves is the President and Owner of Keenan Properties, Inc., a commercial brokerage and development firm. Keenan Properties, Inc. has developed industrial, office and commercial projects as well as providing real estate brokerage services to its clients in the St. Louis metropolitan area since 1991. Age 47. Director since 2002.

Lee S. Wielansky has served as Chairman and Chief Executive Officer of Midland Development Group, Inc., a commercial real estate development company, with locations in St. Louis, Missouri and Jacksonville, Florida, since March 2003. Before working with Midland, Mr. Wielansky served as President and Chief Executive Officer of JDN Development Company, Inc., a subsidiary of a real estate investment trust engaged in the development of retail shopping centers, from November 2000 until its acquisition in March 2003. Mr. Wielansky is also a director of Acadia Realty (NYSE: AKR). Age 55. Director since 2005.

Proposal 2 – Ratification of Independent Auditors

The Audit Committee of the Board of Directors has appointed KPMG LLP to be the Company’s independent auditors for the 2007 fiscal year, subject to ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent auditors is not accepted by a majority of the votes present in person or by proxy at the annual meeting, other independent auditors will be considered by the Audit Committee of the Board of Directors. The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent auditors.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2006 and 2005.

	2006	2005
Audit Fees	$256,000	$268,450
Audit Related Fees (1)	24,000	24,000
Tax Fees (2)	43,566	31,185
All Other Fees	—	—

(1)	Consists of employee benefit plan audits.
(2)	Consists of tax filing and tax related compliance and other advisory services.

The Audit Committee believes that the provision of non-audit services by KPMG LLP are compatible with maintaining KPMG LLP’s independence.

Approval of Services by the Independent Auditor

The Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent auditor. The Audit Committee will consider annually and approve the provision of audit services by its external auditor and consider and, if appropriate, approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated must report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent auditor.

During the year ended September 30, 2006, 100% of the Audit Related Fees, Tax Fees and All Other Fees set forth above were approved by the Audit Committee.

Executive Compensation

Summary Compensation Table

The following information is furnished for the executive officers who received salary and bonus of $100,000 or more during the year ended September 30, 2006. The table does not include certain additional benefits, the aggregate amounts of which do not exceed 10% of salary and bonus for the named executive officers.

Long-Term Compensation Awards
	Annual Compensation			Restricted Stock Awards ($)		Securities Underlying Options/SARs (#)	All Other Compensation (1)
Name and Position	Fiscal Year	Salary	Bonus
William A. Donius Chief Executive Officer and Chairman of the Board	2006 2005 2004	$334,327 295,481 247,308	$142,800 255,000 120,000	$	— — —	— — —	$25,030 36,433 30,153

Christopher K. Reichert Executive Vice President	2006 2005 2004	$252,115 223,285 184,615	$89,000 160,000 75,000	$	— — —	— — —	$14,783 26,205 27,869

Ramsey K. Hamadi Chief Financial Officer	2006 2005 2004	$156,750 138,784 117,192	$50,400 90,000 25,000	$	— — —	— — —	$11,974 18,620 23,408
W. Thomas Reeves(2) President of Pulaski Bank	2006	$93,846	$24,613		$—	20,000	$—

(1)	Amounts for 2006 include ESOP allocations with a market value of $18,514, $11,158 and $8,083 for Messrs. Donius, Reichert and Hamadi, respectively, and employer contributions to the Company’s 401(k) plan of $6,516, $3,625 and $3,891 for Messrs. Donius, Reichert and Hamadi, respectively.
(2)	Mr. Reeves has served as President of Pulaski Bank since March 31, 2006.

Employment Agreements

The Company and Pulaski Bank each currently maintain a three-year employment agreement with Mr. Donius. The term of the Company employment agreement is extended daily unless written notice of non-renewal is given by the Board of Directors. The term of the Pulaski Bank employment agreement is renewable annually. The employment agreements provide for a base salary and, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

The employment agreements provide for termination by the Company and Pulaski Bank for cause, as defined in the employment agreements, at any time. If the Company or Pulaski Bank chooses to terminate Mr. Donius’ employment for reasons other than for cause, or if Mr. Donius resigns from the Company or Pulaski Bank after specified circumstances that would constitute constructive termination, Mr. Donius or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to him for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of the Company and Pulaski Bank during the remaining term of the employment agreement. The Company and Pulaski Bank would also continue and/or pay for Mr. Donius’ life, health, medical, dental and disability coverage for the remaining term of the employment agreement. Upon Mr. Donius’ termination for reasons other than a change in control, Mr. Donius must comply with a one year non-competition agreement.

Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or Pulaski Bank, Mr. Donius or, if he dies, his beneficiary, would be entitled to a severance payment under the Pulaski Bank employment agreement equal to three times the average of his annual compensation for the five most recent taxable years. Under the same circumstances, the Company agreement provides Mr. Donius, or in the event of his death, his beneficiary, a severance payment equal to three times the sum of (i) the average of Mr. Donius’ base salary for the three taxable years preceding a change in control; (ii) the average bonus paid Mr. Donius for the three taxable years preceding a change in control; (iii) the average income realized during the three taxable years preceding a change in control upon the grant or exercise of any stock options to purchase Company common stock; (iv) the income realized during the three taxable years preceding a change in control as a result of the vesting of restricted stock; and (v) the average fair market value of the annual allocation made on behalf of Mr. Donius during the three taxable years preceding a change in control under any tax-qualified defined contribution retirement plan sponsored by Pulaski Bank or the Company. The Company and Pulaski Bank would also continue Mr. Donius’ life, health, and disability coverage for thirty-six months. Even though both the Company and Pulaski Bank employment agreements provide for a severance payment if a change in control occurs, Mr. Donius would not receive duplicative payments or benefits under the agreements.

Under the Company employment agreement, Mr. Donius would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or other payments triggered liability under the Internal Revenue Code as an excise tax on payments constituting “excess parachute payments.” Under applicable law, the excise tax is triggered by the executive’s receipt of payments that are contingent on a change in control that equal or exceed three times the executive’s average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive’s average compensation over the preceding five-year period. The indemnification payment provides the executive with a net amount sufficient to pay the excise tax.

Option Grants in Last Fiscal Year

The following table lists all grants of options to the named executive officers in fiscal 2006 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company’s stock over the life of the option.

	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options (2)
Name				Expiration Date	5%	10%
W. Thomas Reeves	20,000	25.6%	$15.97	March 30, 2016	$201,222	$507,846

(1)	Options become exercisable in five equal annual installments commencing on March 30, 2007; provided, however, that options become immediately exercisable upon a change in control or if the optionee terminates employment due to death or disability.
(2)	The dollar gains under these columns result from calculations required by the Securities and Exchange Commission’s rules and are not intended to forecast future price appreciation of the common stock. Options have value only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the executive to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company’s common stock would be approximately $26.03 and $41.36, respectively, as of the expiration date of the options.

Fiscal Year-End Option Values

The following table provides certain information regarding the exercise of options during the past fiscal year and certain information with respect to the number of shares of Pulaski Financial common stock represented by outstanding options held by the named executive officers as of September 30, 2006.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
William A. Donius	—	$—	133,349	—	$1,806,810	$—
Christopher K. Reichert	—	—	48,456	—	620,815	—
Ramsey K. Hamadi	32,991	387,982	38,357	—	442,857	—
W. Thomas Reeves	—	—	—	20,000	—	11,200

(1)	Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on September 30, 2006, less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Compensation Committee Report on Executive Compensation

Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to the Chief Executive Officer and other executive officers of the Company and Pulaski Bank for the year ended September 30, 2006. Recommendations regarding all components of compensation paid to executive officers of the Company and Pulaski Bank are made by the Compensation Committee of the Company’s Board of Directors and are approved by the Company’s Board of Directors.

Compensation Policies and Procedures. The Compensation Committee reviews management’s recommendations for compensation and benefits for officers and employees, including officers and employees of Pulaski Bank. The Compensation Committee recommends to the full Board of Directors an amount and composition of executive compensation to be paid to the executive officers, including the Chief Executive Officer. The Board of Directors reviews and considers such compensation recommendations.

Management is faced continually with competitive and economic challenges. The Compensation Committee believes that, if the Company is to be successful, its compensation programs must be structured to attract and retain the highest quality employees available. The Company’s executive compensation programs are intended to provide incentives that will reward managers for achieving superior levels of performance, which strengthen the Company and enhance stockholder value.

The Compensation Committee annually reviews and evaluates base salary and bonuses for all executive officers, and in conducting such reviews places primary consideration upon the recommendations by the Chief Executive Officer, along with the rationale for such recommendations, with the exception of the compensation review of the Chief Executive Officer. The Chief Executive Officer does not participate in the Compensation Committee’s decision as to his compensation package.

To achieve the compensation objectives established by the Compensation Committee, the Company’s executive compensation program consists of two main elements, base salary and bonus. In addition, executive officers participate in other benefit plans available to all employees, including the Pulaski Bank Employee Stock Ownership Plan, the Company’s stock-based incentive plans and the Pulaski Bank 401(k) Plan, and may be selected to participate in supplemental benefit plans.

In establishing individual compensation levels, the Compensation Committee considers the Company’s overall strategic objectives and performance, the Company’s stock performance, peer group comparisons and individual performance. No formula is used to determine an executive’s salary. The Company’s overall performance and the achievement of financial and business objectives are considered.

Increases in compensation are recommended based on strong individual performance in relationship to Company and individual goals.

Base Salaries. Salaries recommended by the Compensation Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive’s level of responsibility. The Compensation Committee utilized peer comparison survey data it prepared. Adjustments were made this year: (1) to reflect the performance of the Company, the executive and any increased responsibilities assumed by the executive; and (2) based on the peer comparison surveys.

Bonus. Bonuses were paid on a subjective, discretionary basis at the end of the fiscal year based on the Company’s overall performance. Specific factors included: return on equity; return on assets; efficiency ratio; stock price performance; and earnings improvement over the prior year. In addition, performance against the Company’s strategic plan was measured. The Chief Executive Officer was invited to participate in the discussion about fiscal year bonuses for executives. He did not participate in any discussion related to his own bonus.

Chief Executive Officer Compensation. The compensation of the Chief Executive Officer during fiscal 2006 consisted of the same elements as for other senior executives, including salary and bonus. In reviewing base salary, the Committee consulted the America’s Community Banker Compensation Survey and the 2006 SNL Executive Compensation Review. Particular focus was placed on the level of compensation paid to chief executive officers of depository institutions and their holding companies of comparable size and performance characteristics. The Committee observed that Mr. Donius’ base compensation was commensurate with the survey information used for comparative purposes.

Mr. Donius was paid a discretionary cash bonus of $142,800 for fiscal 2006. In determining an appropriate 2006 bonus for Mr. Donius, the Committee considered his leadership of the Company and the continued success of the Company as demonstrated by, among other things, the Company’s ranking in the top fifth percentile among banks and thrifts based on total stockholder returns according to SNL Financial, successful completion of the stock offering, continued and sustained earnings growth, growth in demand deposits, strong loan growth and progress on the Company’s three-year strategic plan initiatives. In addition, the Committee reviewed the cash bonuses paid to chief executive officers of similar institutions. The Committee did not assign weights or rankings to any single performance factor but instead made subjective determinations based on a consideration of all the factors in the Company’s business performance. The Committee observed that after Mr. Donius’ base compensation was established, it was commensurate with the survey information used for comparative purposes.

Compensation Committee of the Company consisting of:

Timothy K. Reeves, Chairperson

Stanley J. Bradshaw

Lee S. Wielansky

Stock Performance Graph

The following graph compares the cumulative total stockholder return on the Company’s common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Midwest Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on September 30, 2001.

	9/30/01	9/30/02	9/30/03	9/30/04	9/30/05	9/30/06
Pulaski Financial Corp.	$100.00	$120.18	$198.92	$270.97	$373.16	$355.20
The Nasdaq Index (U.S. Companies)	100.00	78.49	120.23	128.30	146.51	155.06
SNL Midwest Thrift Index	100.00	115.49	164.29	186.00	193.83	212.16

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Pulaski Financial common stock during the fiscal year ended September 30, 2006, except for one late report filed by Mr. Roberts regarding his initial ownership of Company common stock; one late report filed by Mr. Roberts regarding the granting of stock options; one late report filed by Mr. Hogan regarding the granting of stock options; and one late report filed by Mr. Felman regarding a purchase of Company common stock.

Transactions with Management

Loans and Extensions of Credit. The Sarbanes-Oxley Act generally prohibits loans by Pulaski Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Pulaski Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made under programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Pulaski Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

All of the outstanding loans made to our directors and executive officers and members of their immediate families (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

Other Transactions. Armstrong Teasdale L.L.P., of which Mr. Corrigan is a partner, performs legal services for Pulaski Bank. For fiscal 2006, the amount of such services did not exceed five percent of Armstrong Teasdale’s gross revenues for that firm’s last full fiscal year.

Audit Committee Report

The Company’s management is responsible for the Company’ s internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent auditors were compatible with their independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent auditors for the fiscal year ended September 30, 2007.

Audit Committee of the Company consisting of:

Michael R. Hogan, Chairperson

Leon A. Felman

Timothy K. Reeves

Steven C. Roberts

Nominating and Corporate Governance Committee Procedures

General

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Pulaski Bank. The Nominating and Corporate Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a stock ownership requirement. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the prospective nominee to determine if they possess the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•	financial, regulatory, accounting and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to understand financial statements;

•	familiarity with the Company’s market area and participation and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board, and independence.

Stockholder Proposals and Nominations

Proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than August 30, 2007. If next year’s annual meeting is held on a date more than 30 calendar days from January 25, 2008, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 60 nor more than 90 days before the date of the meeting; provided that if less than 70 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Corporate Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to the solicitation of proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on December 6, 2006. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company or on the Company’s website (www.pulaskibankstl.com). The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Form 10-K for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission, will be furnished without charge to all persons who were stockholders as of the close of business on December 6, 2006 upon written request to Christine A. Munro, Corporate Secretary, Pulaski Financial Corp., 12300 Olive Boulevard, St. Louis, Missouri 63141.

Householding of Proxy Statements and Annual Reports

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. Once you have received notice from your broker or the Company that they or it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement, please notify your broker or other holder of record if your shares are held in “street name” or the Company if you hold registered shares. You can notify the Company by contacting its transfer agent, Registrar and Transfer

Company, either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com or by mail at 10 Commerce Drive, Cranford, New Jersey 07016. If you are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting the same parties listed above.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christine A. Munro
Christine A. Munro
Corporate Secretary

St. Louis, Missouri

December 28, 2006

Appendix A

PULASKI FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

Mission Statement

The committee’s role is to assist the board of directors in overseeing all material aspects of Pulaski Financial Corp.’s (the “Company”) financial reporting, internal control, and audit functions, including a particular focus on the qualitative aspects of financial reporting to stockholders, on compliance with significant applicable legal, ethical, and regulatory requirements and to ensure the objectivity of the financial statements. The role also includes maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

Organization

Committee Composition. The committee shall consist of at least three board members, all of whom shall satisfy all applicable requirements of the Nasdaq Stock Market. Committee members shall have: (1) knowledge of the primary industries in which the Company operates; and (2) the ability to read and understand financial statements, including the balance sheet, income statement, statement of cash flows, and key performance indicators. At least one member of the committee, preferably the chairperson, must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments, including selection of the committee chairperson, shall be approved annually by the full board.

Meetings. The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson. A quorum of the committee shall be declared when a majority of the appointed members of the committee are in attendance.

External Resources. The committee shall be authorized to engage independent counsel and other advisors, as the committee requires, to carry out its responsibilities. In connection therewith, the committee shall be provided appropriate funding, as determined by the committee, for payment to independent counsel and other advisors. In addition, the committee shall be provided funding for ordinary administrative expenses of the committee.

Receipt of Complaints. The committee shall have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Roles and Responsibilities

Communication with the Board of Directors and Management

•	The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, the board of directors, external and internal auditors and legal counsel, as applicable, to strengthen the committee’s knowledge of relevant current and prospective business issues, risks and exposures. This will include requests by the committee that members of management, counsel, the internal and external auditors, as applicable, participate in committee meetings, as necessary, to carry out the committee’s responsibilities.

•	The committee, with input from management and other key committee advisors, shall develop an annual plan, which shall include an agenda and procedures for the review of the Company’s quarterly financial data, its year end audit, the procedures and results of the internal audit and the review of the independence of its accountants.

•	The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board.

Review of the Internal Audit

•	The internal audit function shall be responsible to the board of directors through the committee.

•	The committee shall review and assess the annual internal audit plan, including the activities and organizational structure of the internal audit function.

•	The committee shall meet with the internal auditors, at least annually, to review the status of the internal audit activities, any significant findings and recommendations by the internal auditors and management’s response.

•	If either the internal auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the internal auditors.

Review of the External Audit

•	The committee shall appoint the Company’s external auditor and shall be responsible for their compensation, retention and oversight (including resolution of disagreements between management and the external auditor regarding financial reporting).

•	The committee shall meet with the external auditors, at least annually, who shall report all relevant issues to the committee.

•	The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the stockholders.

•	The committee shall review the annual financial statements, including the overall scope and focus of the annual audit. This review shall include a determination of whether the annual financial statements are consistent with the information known to committee members. This review shall also include a review of key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Any important conclusions concerning the year-end audit work shall be discussed by the committee and reported to the full board well in advance of the public release of the annual financial statements.

•	The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors’ assurances of independence, it shall take appropriate action to ensure the independence of the external auditor.

•	The committee shall review any important recommendations on financial reporting, controls, other matters, and management’s response.

•	If the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they shall communicate these issues to the committee, and the committee shall inform the full board, if, after its consideration, the committee concurs with the judgment of the external auditors.

•	The committee shall approve, in advance, all permissible non-audit services to be performed by the external auditor. Such approval process will ensure that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation. Alternatively, the committee may establish pre-approval policies and procedures with respect to permissible non-audit services to be performed by the external auditor.

Reporting to Stockholders

•	The committee should be briefed on the processes used by management in producing its interim financial statements and review and discuss with management any questions or issues concerning the statements. Any important issues on interim financial statements shall be discussed by the committee well in advance of the public release of the interim financial statements, and, if deemed appropriate in the discretion of the committee, reported to the full board.

•	The committee will ensure that management requires that the external auditors review the financial information included in the Company’s interim financial statements before the Company files its quarterly reports with the Securities and Exchange Commission.

•	The committee shall review all major financial reports in advance of filings or distribution, including the annual report.

•	The committee shall annually provide a written report of its activities and findings, a copy of which shall be included within the proxy statement for the annual meeting. The report shall appear over the names of the audit committee. Such report shall be furnished to and approved by the full board of directors prior to its inclusion in the proxy statement. The report will state whether the committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61; (iii) has received the written disclosures and the letter from the independent auditors regarding the independence required by Independence Standards Board Standard No. 1; (iv) has discussed with the auditors their independence; and (iv) based on the review and discussion of the audited financial statements with management and the independent auditors, has recommended to the board of directors that the audited financial statements be included in the Company’s annual report on Form 10-K.

•	The Company shall disclose that the committee is governed by a written charter, a copy of which has been approved by the full board of directors. The committee shall review the charter annually, assess its adequacy and propose appropriate amendments to the full board of directors. A copy of the charter shall be filed as an appendix to the proxy statement at least every three years.

•	The Company shall also disclose in its proxy statement the independence of the committee. To the extent that the board appoints a non-independent director to the committee, the Company will disclose the nature of the relationship of the non-independent director and the reasons for appointing the non-independent director to the committee in the next proxy statement.

Regulatory Examinations

•	The committee shall review the results of examinations by regulatory authorities and management’s response to such examinations.

Committee Self Assessment and Education

•	The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others.

•	The committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements and understand their impact on the Company’s business, results of operation and financial statements.

While the committee has the responsibilities and powers set forth in this Charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PULASKI FINANCIAL CORP.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS

January 25, 2007

The undersigned hereby appoints Leon A. Felman and Lee S. Wielansky, with full power of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the St. Louis Art Museum, 1 Fine Arts Drive, Forest Park, St. Louis, Missouri (rear entrance) on Thursday, January 25, 2007 at 3:00 p.m., local time, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

PULASKI FINANCIAL CORP. — ANNUAL MEETING OF STOCKHOLDERS,

JANUARY 25, 2007

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-580-7650 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.	Via the internet at https://www.proxyvotenow.com/pulb and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

	FOR	WITHHOLD ALL	FOR ALL EXCEPT

1. The election as director of the nominees listed below (except as marked to the contrary below).	☐	☐	☐

(01) Stanley J. Bradshaw

(02) William M. Corrigan, Jr.

(03) Christopher K. Reichert

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK

“FOR ALL EXCEPT” AND WRITE THAT NOMINEE’S NAME ON THE LINE BELOW.

	FOR	AGAINST	ABSTAIN
2. The ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2007.	☐	☐	☐

The Board of Directors recommends a vote “FOR” proposals 1 and 2 listed above.

Mark here for address change and note change  ☐

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2006 Annual Report to Stockholders.

Dated:                     ,

SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign.

*** IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,

PLEASE READ THE INSTRUCTIONS BELOW ***

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1.	By Mail (traditional method); or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 a.m., January 25, 2007.

VOTE BY TELEPHONE	VOTE BY INTERNET
It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-866-580-7650	It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Call the toll-free number 1-866-580-7650.

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Follow these four easy steps:

1.      Read the accompanying Proxy Statement and Proxy Card.

2.      Go to the Website https://www.proxyvotenow.com/pulb

3.      Enter your 9 digit Number located on your Proxy Card below.

4.      Follow the recorded instructions.

Your vote is important! Call 1-866-580-7650 anytime!	Your vote is important! Go to https://www.proxyvotenow.com/pulb

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING BY

TELEPHONE OR INTERNET

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET

OR BY MAIL, WILL BE THE VOTE COUNTED.

[Pulaski Bank Letterhead]

Dear ESOP Participant:

In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. (the “Company”) you may direct the voting of the shares of Pulaski Financial Corp. common stock (“Common Stock”) held by the Pulaski Bank Employee Stock Ownership Plan (the “ESOP”) Trust which are allocated to your account.

On behalf of the Board of Directors, I am forwarding to you a voting instruction card, provided for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “ESOP Trustee”). Also enclosed is a Proxy Statement for the Annual Meeting of Stockholders to be held on January 25, 2007. If you would like a copy of the Annual Report and have not received one, please contact Chris Munro at (314) 878-3523 ext. 3826.

As of December 6, 2006 (the record date for the meeting), the ESOP Trust held 608,788 shares of Common Stock. All of the shares held in the ESOP Trust have been allocated to the ESOP participants. The allocated shares will be voted as directed by the participants, provided that participant instructions are received by the ESOP Trustee on or before January 15, 2007. Allocated shares for which no timely instructions are received by the ESOP Trustee, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Common Stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

In order to direct the voting of shares of Common Stock allocated to your ESOP account, please complete and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope no later than January 15, 2007. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Pulaski Bank.

Sincerely,

/s/ William A. Donius
William A. Donius
Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTION CARD

PULASKI FINANCIAL CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 25, 2007

ESOP

I understand that First Bankers Trust Services, Inc., the Trustee, is the holder of record and trustee of all shares of Pulaski Financial Corp. (the “Company”) common stock allocated to me under the Pulaski Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on January 25, 2007.

Accordingly, please direct the Trustee to vote my shares as follows:

1.	The election as director of the nominees listed below (except as marked to the contrary below).

Stanley J. Bradshaw

William M. Corrigan, Jr.

Christopher K. Reichert

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2007.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 LISTED ABOVE.

The Trustee is hereby authorized to vote all shares allocated to my account in its trust capacity as indicated above.

Please be sure to sign and date this Voting Instruction Card in the box below.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 15, 2007.

[Pulaski Bank Letterhead]

Dear 401(k) Plan Participant:

In connection with the Annual Meeting of Stockholders of Pulaski Financial Corp. (the “Company”) you may direct the voting of the shares of Company common stock held in the Pulaski Financial Corp. Stock Fund (the “Employer Stock Fund”) and credited to your account under the Pulaski Bank Employees’ Savings & Profit Sharing Plan and Trust (“401(k) Plan”).

On behalf of the Board of Directors, I am forwarding to you a voting instruction card to convey your voting instructions to the trustee for the Employer Stock Fund (the “Employer Stock Fund Trustee”). Also enclosed is a Proxy Statement for the Annual Meeting of Stockholders to be held on January 25, 2007. If you would like a copy of the Annual Report and have not received one, please contact Chris Munro at (314) 878-3523 ext. 3826.

As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of common stock credited to your account as of December 6, 2006 (the record date for the meeting). The Employer Stock Fund Trustee will vote all shares of common stock for which it receives timely instructions as directed by participants. If a participant does not submit a voting instruction card or it is submitted to the trustee after January 15, 2007, these shares will be voted in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee receives from participants.

To direct the voting of shares of common stock credited to your Employer Stock Fund, please complete and sign the enclosed voting instruction card and return it in the accompanying postage-paid envelope no later than January 15, 2007. Your voting instructions will not be revealed, directly or indirectly, to any employee or director of the Company or Pulaski Bank.

Sincerely,

/s/ William A. Donius
William A. Donius
Chairman of the Board and
Chief Executive Officer

VOTING INSTRUCTION CARD

PULASKI FINANCIAL CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 25, 2007

401(k)

I understand that the trustee is the holder of record and custodian of all shares of Pulaski Financial Corp. (the “Company”) common stock credited to me under the Pulaski Bank Employees’ Savings & Profit Sharing Plan and Trust (the “401(k) Plan”). Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on January 25, 2007.

Accordingly, please direct the trustee to vote my shares as follows:

1.	The election as director of the nominees listed below (except as marked to the contrary below).

Stanley J. Bradshaw

William M. Corrigan, Jr.

Christopher K. Reichert

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of KPMG LLP as independent auditors for the fiscal year ending September 30, 2007.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 LISTED ABOVE.

The Trustee is hereby authorized to vote all shares credited to my account as indicated above.

Please be sure to sign and date this Voting Instruction Card in the box below.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than January 15, 2007.